EXHIBIT 10.45

AMENDED AND RESTATED

FRIENDFINDER NETWORKS INC.

2008 STOCK OPTION PLAN

1.

Purpose of Plan.  This Amended and Restated 2008 Stock Option Plan (the “Plan”) is designed to assist FriendFinder Networks Inc. (f/k/a Penthouse Media Group Inc.) (the “Company”) in attracting and retaining the services of Employees (as hereinafter defined), Non-Employee Directors (as hereinafter defined) and such consultants as may be designated and to provide them with an incentive and inducement to contribute fully to the further growth and development of the business of the Company and its subsidiaries.

2.

Legal Compliance.  It is the intent of the Plan that all options granted under it shall be either “Incentive Stock Options” (“ISOs”), as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-qualified stock options (“NQOs”); provided, however, ISOs shall be granted only to Employees of the Company.  An option shall be identified as an ISO or NQO in writing in the document or documents evidencing the grant of the option.  All options that are not so identified as ISOs are intended to be NQOs.  It is the further intent of the Plan that it conform in all respects with the requirements of Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (“Rule 16b-3”).  To the extent that any aspect of the Plan or its administration shall at any time be viewed as inconsistent with the requirements of Rule 16b-3, such aspect shall be deemed to be modified, deleted or otherwise changed as necessary to ensure continued compliance with such provisions.  Any option intended to be an ISO shall not fail to be effective solely on account of a failure of the Company to obtain the shareholder approval required under Section 422 of the Code, but rather such option shall be treated as a NQO unless and until such approval is obtained.  In the case of an ISO, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code.  If for any reason an option intended to be an ISO (or any portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such option or portion thereof shall be regarded as a NQO appropriately granted under the Plan.  The Company shall have no liability with respect to any failure of an ISO to qualify as an ISO.

3.

Definitions.  In addition to other definitions contained elsewhere in the Plan, as used in the Plan the following terms have the following meanings unless the context requires a different meaning:

(a)

“Board” means the Board of Directors of the Company.

(b)

“Code” means the Internal Revenue Code of 1986, as the same may from time to time be amended.

(c)

“Committee” means the committee referred to in Section 5 hereof.

(d)

“Common Stock” means the Common Stock of the Company.

(e)

“Designated Beneficiary” means the person(s) designated by an optionee to be entitled on his or her death to any remaining rights arising out of an option, such designation to be made in accordance with such regulations as the Committee or Board may establish.

(f)

“Employee” means any individual who is a common-law employee of the Company or any direct or indirect subsidiary thereof.

(g)

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below.  The Fair Market Value on the date of the Company’s initial public offering of its Common Stock shall be the price offered to the public of the Common Stock.  Thereafter, the Fair Market Value on any date on which the Company’s Common Stock is traded on a national securities exchange means the closing price of the Common Stock on the date immediately preceding the date of grant (the “Closing Price”) or if the Common Stock is not traded on a national securities exchange, the Closing Price on Nasdaq or any other automated quotation system.  If the Common Stock is not included in any automated quotation system, Fair Market Value means the value of the Common Stock as determined by the Committee or the Board in good faith based on all relevant factors.

(h)

“Non-Employee Director” means a director who is not currently an officer of or employed by the Company or any of its majority-owned direct or indirect subsidiaries.

(i)

“Stock Options” means any stock options granted to an optionee under the Plan.

(j)

“Stock Option Agreement” means a stock option agreement entered into pursuant to the Plan.

4.

Stock Options; Stock Subject to Plan.

The stock to be issued upon exercise of Stock Options granted under the Plan shall consist of authorized but unissued shares, or of treasury shares, of Common Stock, as determined from time to time by the Board.  The maximum number of shares for which Stock Options may be granted under the Plan is 1,343,997 shares, subject to adjustment as provided in Section 9 of the Plan.  If any Stock Option granted under the Plan should expire or terminate for any reason whatsoever without having been exercised in full, the unpurchased shares shall become available for new option grants.

5.

Administration.

(a)

The Plan shall be administered by the Compensation Committee or, if such Committee is not appointed, then it shall be administered by the Board.  Options may be granted by the Board or the Committee.  For purposes of the Plan, the Board or its appointed Committee shall be referred to as the “Committee.”  The Committee, if any, shall be appointed by the Board and shall consist of not less than two members.  The Board shall establish the number of members to serve on the Committee, shall fill all vacancies or create new openings on the Committee, and may remove any member of the Committee at any time with or without cause.  The Committee shall select its own chairman and shall adopt, alter or repeal such rules and procedures as it may deem proper and shall hold its meetings at such times and places as it may determine.  The Committee shall keep minutes of its meetings and of actions taken by it without a meeting.  A majority of the Committee present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee without a meeting, shall be the acts of the Committee.

(b)

Unless otherwise determined by the Board, the Committee shall have full and final authority in its discretion, but subject to the express provisions of the Plan, to (i) prescribe, amend and rescind rules and regulations relating to the Plan; (ii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Stock Option granted under, the Plan; and (iii)  make all other determinations necessary or advisable for administering the Plan.  All determinations and interpretations by the Committee or the Board shall be binding and conclusive upon all parties.  No member of the Committee or the Board shall be liable for any action or determination made in good faith in respect of the Plan or any Stock Option granted under it.

(c)

The provisions of this Section 5 shall survive any termination of the Plan.

6.

Grants of Options.

(a)

Employees (including Employee directors), as well as Non-Employee Directors and consultants, shall be eligible to be selected by the Committee to receive Stock Option grants.

(b)

Subject to the provisions of the Plan, the Committee shall determine and designate the persons to whom grants will be made, the number of Stock Options to be granted and the terms and conditions of each grant.

7.

Terms and Exercise of Stock Option.

(a)

Unless otherwise determined by the Committee, each Stock Option shall terminate no later than ten (10) years (or such shorter term as may be fixed by the Committee) after the date on which it shall have been granted.  The date of termination pursuant to this paragraph is referred to hereinafter as the “termination date” of the option.

(b)

Except as otherwise provided in a Stock Option Agreement, each Stock Option shall vest to the extent of twenty percent (20%) on the first anniversary of the date the option is granted to an Optionee and an additional twenty percent (20%) on each of the succeeding four anniversaries of the date of the grant; provided, however, that an Optionee may exercise the vested portion of a Stock Option only after that date which is 18 months after the date of an Initial Public Offering of the Company’s Common Stock (an “IPO”) (such date being hereinafter called the “Effective Date”).  Notwithstanding the foregoing, the Committee shall have the authority to establish a different vesting schedule at the time of grant with respect to any Stock Option.

(c)

The Company is authorized to place “stop orders” on its books to prevent any transfer of shares of Common Stock by shareholders in violation of this Plan.  In the event any Stock Option is exercisable in installments, any shares which may be purchased during such year or other period may be purchased at any times or from time to time during the term of the option unless otherwise provided in the Stock Option Agreement.

(d)

A Stock Option shall be exercised by written notice to the Secretary or Treasurer of the Company at its then principal office.  The notice shall specify the number of shares as to which the Stock Option is being exercised and shall be accompanied by payment in full of the purchase price for such shares; provided, however, that an optionee at his or her discretion may, in lieu of cash payment, to the Company, (i) deliver Common Stock already owned by him or her, valued at Fair Market Value on the date of delivery, as payment for the exercise of any Stock Option provided such shares have been owned by the optionee for at least six months prior to exercise or were not acquired, directly or indirectly, from the Company, or (ii) instruct a broker to notify the Company of optionee’s exercise and sell stock to cover the exercise price and tax withholding.  In the event a Stock Option is being exercised, in whole or in part pursuant to Section 8(c) hereof by any person other than the optionee, a notice of election shall be accompanied by proof satisfactory to the Company of the rights of such person to exercise said Stock Option.  An optionee shall not, by virtue of the granting of a Stock Option, be entitled to any rights of a shareholder in the Company and such optionee shall not be considered a record holder of shares purchased by him or her until the date on which he or she shall actually be recorded as the holder of such shares upon the stock records of the Company.  The Company shall not be required to issue any fractional shares upon exercise of any Stock Option and shall not be required to pay to the person exercising the Stock Option the cash equivalent of any fractional share interest unless so determined by the Committee.

(e)

In the event an optionee elects to deliver Common Stock already owned by such optionee or to request that Common Stock be withheld in accordance with subsection (d) above, upon exercise of a Stock Option granted hereunder, the Company shall be entitled to require as a condition thereto that the optionee remit an amount which the Company deems sufficient to satisfy all Federal, state and other governmental withholding tax requirements related thereto.  The Company shall have the right, in lieu of or in addition to the foregoing to withhold such sums from compensation otherwise due to the optionee.

8.

Other Stock Option Conditions.

(a)

Except as expressly permitted by the Board, no Stock Option shall be transferred by the optionee otherwise than by will or by the laws of descent and distribution.  During the lifetime of the optionee the Stock Option shall be exercisable only by such optionee, by his or her legal representative or by a transferee permitted under the terms of the grant of the Stock Option.

(b)

Unless otherwise determined by the Committee, in the event of the termination of an optionee’s employment by the Company at any time for any reason (excluding disability or death), the portion of his or her Stock Option which is exercisable at the date of termination of employment and all rights thereunder shall terminate on the date of termination of the optionee’s relationship with the Company, except that the optionee shall have the right to exercise his or her Stock Option (to the extent that the optionee was entitled to exercise it as of the date of termination), within three (3) months of the date of termination, but in no event later than the termination date of his or her Stock Option; provided, however, if the optionee is terminated for cause or by optionee’s resignation, the Stock Option shall terminate at 5:00 p.m. on the date of termination of employment.  The Committee or the Board may determine, in their sole discretion, whether the date of termination will be based on the last day the optionee performed services for the Company rather than the date of termination.  Notwithstanding the foregoing, unless otherwise determined by the Committee, in the event an optionee is permanently and totally disabled (within the meaning of section 105(d)(4), or any successor section, of the Code), the portion of his or her Stock Option which is exercisable at the date of disability and all rights thereunder shall be exercisable by the optionee (or his or her legal representative) at any time within three (3) months of termination of employment -- but in no event later than the termination date of his or her Stock Option.

(c)

Unless otherwise determined by the Committee, if an optionee shall die while in the employ of the Company, the portion of his or her Stock Option which is exercisable at the date of death may be exercised by his or her Designated Beneficiary (or if none has been effectively designated by his or her executor, administrator or the person to whom his or her rights under his or her Stock Option shall pass by will or by the laws of descent and distribution) at any time within three (3) months after the date of death, but not later than the termination date of his or her Stock Option.

(d)

Nothing in the Plan or in any Stock Option granted pursuant hereto shall confer on an Employee any right to continue in the employ of the Company or prevent or interfere in any way with the right of the Company to terminate his or her employment at any time, with or without cause.

(e)

Notwithstanding anything to the contrary herein, in the event a Non-Employee Director has served his or her full term, his or her Stock Options that are exercisable shall be exercisable until the termination date of his or her Stock Option.  If a Non-Employee Director shall die while serving on the Board, the portion of his or her Stock Option which is exercisable at the date of death may be exercised by his or her Designated Beneficiary (or if none has been effectively designated by his or her executor, administrator or the person to whom his or her rights under his or her Stock Option shall pass by will or by the laws of descent and distribution) at any time within one (1) year after the date of his or her death, but not later than the termination date of his or her Stock Option.  Nothing in the Plan or in any Stock Option granted pursuant hereto shall confer on any Non-Employee Director any right to continue as a director of the Company.

(f)

Each Stock Option granted pursuant to the Plan shall be evidenced by a written Stock Option Agreement duly executed by the Company and the optionee, in such form and containing such provisions as the Committee may from time to time authorize or approve.

9.

Adjustments.  The Stock Option Agreements shall contain such provisions as the Committee shall determine to be appropriate for the adjustment of the kind and number of shares subject to each outstanding Stock Option, or the Stock Option prices, or both, in the event of any changes in the outstanding Common Stock of the Company by reason of stock dividends, stock splits, reverse stock splits, liquidation, recapitalizations, reorganizations, mergers, consolidations, combinations or exchanges of shares or the like.  In the event of any such change or changes in the outstanding Common Stock, and as often as the same shall occur, the kind and aggregate number of shares available under the Plan may be appropriately adjusted by the Committee or the Board, whose determination shall be binding and conclusive.

10.

Amendment and Termination.

(a)

Unless the Plan shall have been otherwise terminated as provided herein, it shall terminate on, and no option shall be granted thereunder, after December 31, 2017.  The Board may at any time prior to that date alter, suspend or terminate the Plan as it may deem advisable, except that it may not without further shareholder approval (i) increase the maximum number of shares subject to the Plan (except for changes pursuant to Section 9); (ii) permit the grant of options to anyone other than Employees (including Employee directors), Non-Employee Directors and consultants; (iii) change the manner of determining the minimum stock exercise prices (except for changes pursuant to Section 9); or (iv) extend the period during which Stock Options may be granted or exercised.  Except as otherwise hereinafter provided, no alteration, suspension or termination of the Plan may, without the consent of the optionee to whom any Stock Option shall have theretofore been granted (or the person or persons entitled to exercise such Stock Option under Sections 8(a) or 8(c) of the Plan), terminate such optionee’s Stock Option or adversely affect such optionee’s rights thereunder.

(b)

Anything herein to the contrary notwithstanding, in the event that the Board shall at any time declare it advisable to do so in connection with any proposed sale or conveyance of all or substantially all of the property and assets of the Company, of any proposed consolidation or merger of the Company or the acceptance of any tender offer for a controlling number of shares of the Company (each of the foregoing a “Change of Control Event”), the Company may (i) accelerate the vesting schedule in such manner as the Company may decide in its sole discretion, or (ii) give written notice to the holder of any Stock Option that the portion of his or her Stock Option which is exercisable on the date of the notice may be exercised only within thirty (30) days after the date of such notice but not thereafter, and all rights under said Stock Option which shall not have been so exercised shall terminate at the expiration of such thirty (30) days, provided that the proposed sale, conveyance, consolidation or merger to which such notice shall relate is consummated within six (6) months after the date of such notice.  If such Change of Control Event shall not be consummated within said time period, no unexercised rights under any Stock Option shall be affected by such notice except that such Stock Option may not be exercised between the date of expiration of such thirty (30) days and the date of the expiration of such six month period.  Alternatively, outstanding Stock Options under the Plan may be assumed or converted to similar options in any surviving or acquiring entity, but, if the surviving or acquiring entity shall refuse to assume, or convert, said Stock Options, they shall be terminated if not exercised according to the requirements set forth above.

11.

Option Exercise Price.  The price per share to be paid by the optionee at the time an ISO is exercised shall not be less than one hundred percent (100%) of the Fair Market Value of one share of the optioned Common Stock.  No ISO may be granted under the Plan to any person who, at the time of such grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company unless the exercise price of such ISO is at least equal to one hundred and ten percent (110%) of Fair Market Value.  Unless otherwise determined by the Committee, the price per share to be paid by the optionee at the time an NQO is exercised shall not be less than one hundred percent (100%) of the Fair Market Value.  The exercise price of Stock Options granted on the date of the consummation of an IPO shall be the per share price offered to the public pursuant to the IPO.

12.

Ceiling of ISO Grants.  The aggregate Fair Market Value (determined at the time any ISO is granted) of the Common Stock with respect to which an optionee’s ISOs, together with incentive stock options granted under any other plan of the Company exercisable for the first time by such optionee during any calendar year, shall not exceed $100,000 (or the then applicable maximum under the Code).  If an optionee holds such incentive stock options that become first exercisable (including as a result of acceleration of exercisability under the Plan) in any one year for shares having a Fair Market Value at the date of grant in excess of $100,000 (or the then applicable maximum under the Code), then the most recently granted of such ISOs, to the extent that they are exercisable for shares having an aggregate Fair Market Value in excess of such limit, shall be deemed to be NQOs.

13.

Indemnification.  Any member of the Committee or the Board who is made, or threatened to be made, a party to any action or proceeding, whether civil or criminal, by reason of the fact that such person is or was a member of the Committee or the Board insofar as it relates to the Plan shall be indemnified by the Company, and the Company may advance such person’s related expenses, to the full extent permitted by law and/or the Certificate of Incorporation or By-laws of the Company.

14.

Effective Date of the Plan; Termination of the Plan and Stock Options.  The Plan shall become effective on the date of adoption by the Board.

15.

Expenses.  Except as otherwise provided herein for the payment of Federal, State and other governmental taxes, the Company shall pay all fees and expenses incurred in connection with the Plan and the issuance of the stock hereunder.

16.

Government Regulations, Registrations and Listing of Stock.

(a)

The Plan, and the grant and exercise of Stock Options thereunder, and the Company’s obligation to sell and deliver stock under such Stock Options shall be subject to all applicable Federal and State laws, rules and regulations and to such approvals by any regulatory or governmental agency as may, in the opinion of the Company, be necessary or appropriate.

(b)

The Company may in its discretion require, whether or not a registration statement under the Securities Act of 1933 and the applicable rules and regulations thereunder (collectively the “Act”) is then in effect with respect to shares issuable upon exercise of any Stock Option or the offer and sale of such shares is exempt from the registration provisions of such Act, that as a condition precedent to the exercise of any Stock Option the person exercising the Stock Option give to the Company a written representation and undertaking satisfactory in form and substance to the Company that such person is acquiring the shares for his or her own account for investment and not with a view to the distribution or resale thereof and otherwise establish to the Company’s satisfaction that the offer or sale of the shares issuable upon exercise of the Stock Option will not constitute or result in any breach or violation of the Act or any similar act or statute or law or regulation in the event that a Registration statement under the Act is not then effective with respect to the Common Shares issued upon the exercise of such Stock Option; the Company may place upon any stock certificate appropriate legends referring to the restrictions on disposition under the Act.

(c)

In the event the class of shares issuable upon the exercise of any Stock Option is listed on any national securities exchange or Nasdaq, the Company shall not be required to issue a certificate for such shares upon the exercise of any Stock Option, or to list the shares so issuable on such national securities exchange or Nasdaq.

17.

Governing Law.  The Plan shall be governed by and construed in accordance with the internal laws of the State of Nevada applicable to contracts made and performed wholly within the State of Nevada, without giving effect to the conflict of laws provisions thereof.